EXHIBIT NO. 32.1
Form 10-QSB
Ameri-First Financial, Inc.
File No. 000-28453

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ameri-First Financial, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A Little, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2005, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2007                             By: /s/ Glenn A Little
      -----------                                -------------------------------
                                                                  Glenn A Little
                                                         Chief Executive Officer


In connection with the Quarterly Report of Ameri-First Financial, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn
A. Little, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2005, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2007                             By: /s/ Glenn A. Little
      -----------                                -------------------------------
                                                                 Glenn A. Little
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Ameri-First Financial, Inc. and will be retained by Ameri-First Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.